Exhibit 99.1

Broadridge Financial Solutions, Inc.

Investor Communication Solutions

Key Statistics

(volume and $ in millions)

Legend:

Type
RC	=	Recurring-Low Volatility
ED	=	Event-Driven-High Volatility

		FY06	FY07	Type
Proxy	Equities	$469.1	$474.1	RC
	Stock Record Position Growth	4%	0%
	Pieces	288.9	289.9

	Mutual Funds	$120.8	$147.2	ED
	Pieces	106.6	127.3

	Contests/Specials	$22.3	$64.4	ED
	Pieces	14.4	31.9

	Total Proxy	$612.2	$685.7
	Total Pieces	409.8	449.1

Interims	Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses)	$167.2	$181.6	RC
	Position Growth	6%	9%
	Pieces	335.7	366.3

	Mutual Funds (Supplemental Prospectuses) & Other	$133.5	$154.9	ED
	Pieces	290.1	332.8

	Total Interims	$300.7	$336.5

Transaction Reporting	Transaction Reporting	$279.6	$283.6	RC

Fulfillment	Post-Sale Fulfillment	$103.6	$118.7	RC

	Pre-Sale Fulfillment	$42.0	$51.1	ED

	Total Fulfillment	$145.6	$169.8

Other Communications	Other	$48.6	$67.8	ED

	Total Net Revenue—Non-GAAP	$1,386.7	$1,543.4
	Transfer price adjustment	4.5	2.0

	Total Net Revenue as reported—GAAP	$1,391.2	$1,545.4

	Distribution Fees % of Total Net Revenue	52.3%	52.9%

Note: Revenue numbers include distribution fees.

Management believes that certain non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.

Broadridge Financial Solutions, Inc.

Securities Processing Solutions

Key Statistics

($ in millions)

Legend:

Type
RC	=	Recurring-Low Volatility
ED	=	Event-Driven-High Volatility

		FY06	FY07	Type
Equity

Transaction-Based	Equity Trades	$244.2	$256.6	RC
	Trade Volume (Average Trades per Day in ’000)	1,732	2,195

Non-Transaction	Other Equity Services	$163.2	$166.5	RC

	Total Equity	$407.4	$423.1

Fixed Income

Transaction-Based	Fixed Income Trades	$37.4	$47.3	RC
	Trade Volume (Average Trades per Day in ’000)	141	198

Non-Transaction	Other Fixed Income Services	$19.0	$20.7	RC

	Total Fixed Income	$56.4	$68.0

	Total Net Revenue—Non-GAAP	$463.8	$491.1
	Transfer price adjustment	12.4	6.0

	Total Net Revenue as reported—GAAP	$476.2	$497.1

Management believes that certain non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.

Broadridge Financial Solutions, Inc.

Clearing and Outsourcing Solutions

Key Statistics

($ in millions)

Legend:

Type
RC	=	Recurring-Low Volatility
ED	=	Event-Driven-High Volatility

		FY06	FY07	Type
Clearing	Margin Revenues	$25.5	$30.9	RC
	Average Margin Debits	$617.3	$687.7

	Clearing Fees/Other	$38.5	$39.5	RC
	Trade Volume (Average Trades per Day in ’000)	20.2	33.6

Outsourcing	Outsourcing	$16.6	$23.4	RC
	# of Clients	2	4

	Total Net Revenue—Non-GAAP	$80.6	$93.8
	Transfer price adjustment	—	—

	Total Net Revenue as reported—GAAP	$80.6	$93.8

Management believes that certain non-GAAP (generally accepted accounting principles) measures, when presented in conjunction with comparable GAAP measures provide investors a more complete understanding of Broadridge’s underlying operational results. These non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. These measures should be considered in addition to, and not a substitute for the measures of financial performance prepared in accordance with GAAP.